Exhibit 10.16

SUPPLY AGREEMENT

This Agreement made and entered into this 2nd day of May 2005 (hereinafter “EFFECTIVE DATE”) by and between BIOFORM MEDICAL, INC. 4133 Courtney Rd, Franksville, Wisconsin, 53404, USA (hereinafter “BIOFORM”) and, CERAMED DENTAL, LLC, doing business as DENTSPLY FRIADENT CERAMED, 12860 West Cedar Drive, Lakewood, Colorado 80228 (hereinafter “DFC”).

WITNESSETH:

WHEREAS, DENTSPLY FRIADENT CERAMED is engaged in the field, development, manufacture, and sale of preparation of implantable materials and products; and

WHEREAS, BIOFORM is engaged in the development and manufacture of tissue augmentation material as medical implants; and

WHEREAS, DFC produces a product known as calcium hydroxyapatite (CaHA), as more particularly described in Exhibit “A” attached hereto (hereinafter “PRODUCT”); and

WHEREAS, BIOFORM and DFC desire to agree upon the terms of manufacture, sale, and supply of PRODUCT by DFC to BIOFORM in connection with the manufacture and production by BIOFORM of a medical device to prepare and implant media (hereinafter “DEVICE”); and

WHEREAS, BIOFORM and DFC desire to have DFC supply to BIOFORM the PRODUCT for use in soft tissue applications and in various medical and surgical applications, including, but not limited to, Stress Urinary Incontinence (“SUI”), Vesicouretal Reflux (“VUR”), Plastic and Reconstructive Surgery, Vocal Fold Insufficiency (“VFI”), Tissue Marking, Fecal Incontinence (“FI”), Gastroesphageal Reflux Disease (“GERD”), and various hard tissue applications (hereinafter “FIELD OF USE”), subject to the terms and conditions hereof, for the duration of this Agreement and any renewal.

NOW, THEREFORE, in reliance upon the representations and warranties made herein and in consideration of the mutual covenants and promises herein contained, BIOFORM and DFC agree as follows:

Section 1- Supply of Product

1.1	During the initial and renewal term(s) of this Agreement, DFC agrees to supply to BIOFORM the PRODUCT for BIOFORM’s use in the FIELD OF USE.

1.2

During the initial and any renewal term(s) of this Agreement, BIOFORM agrees to purchase from DFC or subject to Section 5.3, below, its subcontractor to be approved by BIOFORM, the amount of PRODUCT in the FIELD of USE per the updated and firm three month forecast provided by BIOFORM, upon execution of a BIOFORM purchase order (P.O.) and receipt by DFC.

Section 2 - Term of Agreement

2.1	This Agreement shall be in effect for the period commencing on the EFFECTIVE DATE through and including three (3) years subsequent to the EFFECTIVE DATE of this agreement.

2.2	Upon expiration of the initial term, this Agreement shall be automatically renewed for further successive terms of two (2) years each, unless notice of termination is given by either party to the other at least one hundred eighty (180) days prior to the end of the initial or any renewal-term, whereupon the Agreement shall terminate at the end of said term, or until termination occurs under Section 13 of this Agreement, whichever first occurs.

Section 3 - Pricing and Payments

3.1	DFC shall supply PRODUCT in accordance with the most recent version of the specifications (the “Specifications”) of Exhibit A (which may be modified upon mutual agreement between DFC and BIOFORM, and which agreement will not unreasonably be withheld). The prices for the PRODUCT supply shall be as set forth in Exhibit B (prices set forth in Exhibit B may be renegotiated based on agreed changes to specifications set forth in Exhibit A). Those prices, which shall be in United States Dollars, shall remain in effect through and including twelve (12) months from the EFFECTIVE DATE of this Agreement and may be adjusted thereafter as set forth in Section 3.2 of this Agreement. The cost of the PRODUCT to BIOFORM shall at all times be net of any royalties, commissions, fees or any similar payments incurred by and/or agreed to by DFC.

3.2

Commencing upon the conclusion of the first twelve (12) months of this agreement and thereafter at each yearly anniversary of the EFFECTIVE DATE, DFC may increase the price specified in Section 3.1 hereof and Exhibit B, attached hereto, in an amount not to exceed the increase in the Consumer Price Index (“CPI”) as published by the U.S. Department of Labor. In addition to the foregoing, in the event of an extraordinary increase in the cost of a raw material component of PRODUCT or an extraordinary cost increase associated with the maintenance by DFC of appropriate regulatory compliance, either of which cost increases are in excess of the applicable cost index specified above, the parties shall, in good faith negotiations, mutually agree upon an adjusted PRODUCT price. Further, if BIOFORM is able, at any time during this agreement or any renewal(s) to arrange through its purchasing group any lower pricing to DFC of raw material (s) used by DFC in manufacturing PRODUCT, or if BIOFORM order quantities increase to such volume as to offer DFC significant economies of scale, DFC shall reduce its pricing of PRODUCT as specified in Exhibit B to reflect such cost savings, to DFC. DFC shall give BIOFORM ninety (90) days written notice before any actual price change becomes effective.

3.3	If at any time during the term of this Agreement, and any renewals hereof, PRODUCT of equal or better quality which does not infringe any proprietary or trade secret position of DFC shall become legally available for purchase by BIOFORM from any party, which party is not an affiliate of BIOFORM, at a price which is [****] less than the current prevailing Agreement price to BIOFORM hereunder, and BIOFORM shall furnish evidence, satisfactory to DFC, of such bona fide pricing, BIOFORM shall bring such PRODUCT availability and pricing to the attention of DFC promptly. In such case, DFC shall have the option to adjust pricing under this Agreement so as to meet the competitive pricing available to BIOFORM, or BIOFORM may terminate the agreement upon 90 days notice to DFC.

3.4	Terms of payment will be net forty five (45) days from date of invoice which will be dated no earlier than the actual date of shipment. All PRODUCT will be shipped to BIOFORM FOB DFC manufacturing facility to be specified, by carrier: mutually agreed by BIOFORM and DFC. Title and risk of loss of PRODUCT shall pass to BIOFORM upon shipment of PRODUCT to BIOFORM. For invoices outstanding over forty five (45) days, BIOFORM shall pay to DFC interest of one percent (1%) per month, compounded monthly on the outstanding balance, unless product quality is deemed defective for failure to meet the most recent version of the Specifications. A lot of final processed Product which yields less than [****] set forth in the Specifications will require DFC to provide a credit or additional product from a future or reserve lot (at DFC’s option) to achieve the [****] to BIOFORM.

Section 4 - PRODUCT Quality

4.1	DFC shall manufacture PRODUCT in accordance with the mutually agreed upon Specifications which form an integral part of this Agreement (also according to applicable FDA, CE, QSR, ISO, and other applicable national and international standards and regulations and as may be required to satisfy other applicable laws and regulations), and free from defects in materials, fabrication and workmanship. DFC shall obtain written agreement from BIOFORM prior to any change to process, material or test specifications, and prior to any change of raw material suppliers or vendors, or of test or shipping methods.

4.2	BIOFORM shall inspect the PRODUCT supplied by DFC upon receipt at its premises and shall have the right to reject PRODUCT that does not meet the Specifications. All PRODUCT testing shall be performed in accordance with the testing methods specified in the Specifications. Objections concerning the quality of PRODUCT shall be raised within forty-five (45) days from the date of receipt

****	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of PRODUCT at BIOFORM premises. Any objection to PRODUCT quality shall be in writing and shall specify the particular noncompliance with the Specifications. DFC shall have the option to inspect PRODUCT at the premises of BIOFORM and shall, at its option, replace any defective PRODUCT or credit BIOFORM for its value. In the case of replacement of PRODUCT, such replacement shall be at the entire cost of DFC. BIOFORM may withhold payment for any PRODUCT which are reasonably deemed defective. Any disputes resulting from testing shall be resolved in good faith by DFC and BIOFORM. BIOFORM shall, in any case, be financially responsible for PRODUCT as to which no such written objection shall have been made by BIOFORM within forty-five (45) days of receipt.

4.3	DFC shall allow representatives of BIOFORM to inspect the manufacturing site(s) by prior arrangement with DFC as needed pursuant to BIOFORM auditing procedures which shall not exceed the requirements of CGMP and ISO compliance, typically not more than once every twelve (12) months. BIOFORM shall provide DFC with at least thirty (30) days notification prior to routine inspections, however in the case of inspections required as a result of regulatory action, no such requirement of advance notice or yearly limit shall apply. Consummation of this agreement shall be subject to a satisfactory quality audit by BIOFORM personnel of any manufacturing facility at which PRODUCT is to be produced.

4.4	DFC, as a raw material component supplier, shall at all times during the term of this agreement, and any renewals hereof, perform all such functions as may be necessary to comply with the CGMP, ISO or other regulatory requirements of those countries in which BIOFORM intends to offer the DEVICE for commercial sale. DFC shall also cooperate with BIOFORM in the event BIOFORM shall be required by a regulatory authority to undertake withdrawal of goods from the market.

4.5	DFC and BIOFORM shall cooperate in seeking market approval and registration of the DEVICE in such markets as BIOFORM shall, in its sole discretion, select, but at BIOFORM’s sole expense.

4.6	Both DFC and BIOFORM shall notify each other promptly in writing in the event a governmental agency issues an inspection report or other finding of non-compliance in connection with the PRODUCT, its manufacture, storage or handling and shall provide each other with a copy of any such report or finding, edited to delete data or information not related to BIOFORM, DFC or PRODUCT. Where appropriate, each party shall have the right to participate with the other in the preparation of any response to said finding of non-compliance.

4.7	BIOFORM shall indemnify, defend and hold harmless DFC from and against any and all demands, claims, or costs of judgment that may be made, instituted or awarded against DFC by reason of personal injury (including death) to any person, or damage to property which is sustained as a direct result of the manufacture, sale or use of the DEVICE which contains DFC PRODUCT.

BIOFORM shall, however, have no liability under this Section 4.7 for loss or damage resulting from DFC’s own negligence, omissions, or willful misconduct. It shall be a condition precedent to BIOFORM’s obligations under this subsection 4.7 that DFC promptly notify BIOFORM of the assertion of any claim for which indemnity may be sought, and permit BIOFORM to conduct and control the defense and disposition (including all decisions relative to litigation, appeal or settlement) of any such claim as to which indemnity has been acknowledged and that DFC fully cooperates with BIOFORM therein. BIOFORM shall not be liable to DFC for any lost profits, consequential, special, or exemplary damages.

4.8	Both BIOFORM and DFC will name the other as additional insureds under their general liability insurance policies. Each party will seek “broad form vendors’ endorsement” for the other party which will include legal defense costs for such other party for claims and liabilities arising from such party’s acts, omissions, and negligence.

Section 5 – Production Planning and Scheduling

5.1

With and upon signature of this agreement, BIOFORM shall provide DFC with a rolling twelve (12) month forecast of PRODUCT requirements for production planning, to be updated each three (3) months. These forecasts shall be regarded as firm orders for the first three (3) months of each such rolling 12 month period. A BIOFORM purchase order (P.O.) and receipt by DFC will occur prior to shipment of orders. A purchase order may schedule PRODUCT for delivery up to the following [****].

5.2	BIOFORM shall order PRODUCT on duly authorized BIOFORM purchase order forms. DFC shall use its best efforts to provide BIOFORM with priority production scheduling, provided [****] lead time is adhered to by BIOFORM.

5.3

DFC shall maintain sufficient capacity to manufacture at least that amount of PRODUCT [****] which corresponds to the most recent [****] BIOFORM forecast of PRODUCT requirements. However, for each [****], increase in required capacity in a [****] period, DFC shall have [****] to increase its capacity to the new level. In the event that a forecast of BIOFORM would require DFC to increase its capacity more than [****] in a [****] day period, BIOFORM and DFC shall negotiate in good faith how to accomplish such increase in capacity and the timing as well as allocation of responsibility for the cost of such increase in capacity. In the event that, at any time during the term of this Agreement and any renewals hereof, DFC shall fail to maintain the required quantity manufacturing capacity, then, subject to the requirements of Section 8 hereof assuring confidentiality, DFC shall either subcontract the manufacture of PRODUCT under the control of DFC, or permit BIOFORM to produce or subcontract PRODUCT to the extent necessary to meet the PRODUCT requirements of BIOFORM as determined by the [****] rolling forecast.

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Section 6 - Reserve Inventory of PRODUCT

Upon signature and thereafter throughout the term of this Agreement, and any renewal(s), DFC will maintain reserve inventory levels of PRODUCT, equivalent to the firm [****] projected volume of PRODUCT, for the use by BIOFORM, and shall so inform BIOFORM of current levels upon request. The equivalent [****] reserve level of PRODUCT will be achieved within the respective firm [****] order period. BIOFORM shall be financially responsible for said reserve inventory in the event that the inventory is, through no fault of DFC, not used in the supply of PRODUCT for BIOFORM. BIOFORM will place a Purchase Order for the reserve when this agreement becomes effective, and DFC has the right to ship the reserve to BIOFORM beginning at the [****] and over a [****] period ([****] of total reserve per [****]) if BIOFORM does not place an order equivalent to [****] the amount of reserve within a [****] period. This level of reserve inventory may be reduced or increased during the term of this Agreement, by mutual agreement of the parties.

Section 7 - Proprietary Rights -Patents

Neither BIOFORM nor DFC licenses the other, or any other party, under any of its patents or patent applications except as may be necessary to perform its obligations pursuant to the terms of this agreement and any renewal(s).

Section 8 - Confidentiality

8.1	Both DFC and BIOFORM understand that in the normal course of business under this Agreement, each party will disclose information to the other that the disclosing party deems to be confidential (“Confidential Information”). Accordingly, each party shall not use the Confidential Information of the other party for its own benefit nor disclose to third parties the Confidential Information unless approved in advance by the other party in writing. Each party shall not disclose to third parties the Confidential Information of the other except as permitted by Section 8.3 hereof, or, as required by law, government rule or regulation, or court order, or, in the event of a potential investment in or merger or acquisition of a party hereto, such Confidential Information as reasonably necessary to enable a third party to undertake due diligence as is necessary for the third party’s evaluation of an investment in, or a merger or acquisition with, the disclosing party provided that such third party signed a confidentiality agreement in favor of the party originally owning the Confidential Information, in a form satisfactory to that party.

****	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2	The obligations of confidentiality under this Section 8 shall not apply to any information:

(i)	that can be demonstrated to have been in the public domain prior to the date of its receipt by the receiving party;

(ii)	that becomes part of the public domain by publication or otherwise not due to any breach of this agreement on the part of the receiving party;

(iii)	that is supplied to the receiving party by a third party lawfully in possession of the same and having he right to disclose the same, such right being evidenced in writing;

(iv)	that was known to the receiving party or any of its affiliates prior to the date of its disclosure to the receiving party, such knowledge being evidenced by appropriate documentation in writing;

(v)	that was developed by the receiving party independent of its knowledge of the disclosure and that can be so documented in writing; or

(vi)	that the receiving party is forced to disclose pursuant to a governmental rule or order, but only after the receiving party has first given written notice of the forced disclosure to the disclosing party.

8.3	DFC and BIOFORM further agree that any employees, agents, or independent contractors who are hired or retained by either party to work in connection with the Confidential Information shall be required to sign agreements in a form satisfactory to the disclosing party whereby such employees, agents and independent contractors agree to hold in confidence any Confidential Information of which they become aware during the course of their duties as employees, agents or independent contractors.

8.4	Notwithstanding anything contained in this Section to the contrary, information deemed confidential by a party which is disclosed by an employee of such party otherwise than in furtherance of this agreement shall continue to be deemed confidential information for purposes of this section.

8.5	All confidentiality obligations under this Agreement shall continue for a period of five (5) years from the effective termination date of this Agreement. Each party agrees to promptly return to the other party all drawings, specifications, and other materials relating to the confidential information of the other party within thirty (30) days after termination of this Agreement.

8.6	Notwithstanding anything to the contrary in this Agreement, the parties agree that no party shall, without the consent of the other, make any public statement or announcement regarding the specific provisions and details of the negotiations or this Agreement, except with the consent of the other party.

Section 9 - Representations and Warranties

DFC and BIOFORM each represents and warrants that it is duly authorized to enter into this Agreement, that this Agreement, when properly executed by all parties, will constitute a valid and binding agreement, enforceable in accordance with its terms and that in the negotiation and execution of this Agreement and in the due performance thereof it has not been acting and would not be acting in violation of any outstanding obligation, contractual or otherwise, which may be owed to any third party by DFC or BIOFORM, as the case may be, nor has it violated nor would it be violating any order, written injunction, decree, judgment, statute, rule, law or ruling.

Section 10 - Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, United States of America, without regard to conflict of law principles which would result in the law of any other jurisdiction being applied.

Section 11 - Assignment and Transfer

11.1	Either BIOFORM or DFC shall be entitled to assign its rights hereunder, without the express written consent of the other party hereto, in whole or in part, to any organization or entity owned by, owned in common with, or that owns them (an “Affiliate”). At the assigning party’s request, the other parties shall enter into a separate counterpart agreement with any Affiliate of the assigning party, it being expressly agreed that the assigning party shall remain bound by the obligations hereof. Such counterpart agreement shall be the same in form and substance as this Agreement except to reflect the extent of the assignment, the substitution of the Affiliate’s name, the effective date of the assignment and the inclusion of a new provision enabling the parties to terminate such separate counterpart agreement in the event the assignee ceases to be such an Affiliate. In all cases, the assignee must expressly assume and agree to perform the assignor’s obligations under this Agreement as a condition of an assignment. This Agreement shall not be terminated by an assignment of the control of ownership of BIOFORM or DFC.

11.2	Except as provided above, no party may assign this Agreement or any rights granted hereunder in whole or in part without the prior written consent of the other party, which consent will not unreasonably be withheld, except that BIOFORM or DFC may, without the prior written consent of the other, assign the agreement to an Affiliate or to the successor to, or assignee of, all or substantially all of its business, assets and goodwill relating to the DEVICE, or, in the case of DFC, relating to the PRODUCT, in which event the assignee shall notify the other party in writing of its assumption of all obligations hereunder.

11.3

During the life of this Agreement, if DFC makes a decision to stop manufacturing the PRODUCT, DFC agrees to give BIOFORM at least [****] notice. If DFC determines it will divest all or part of the PRODUCT manufacturing segment of their business, BIOFORM will be given the option to negotiate a right to purchase this business segment (including all its associated equipment, processes, technology, and proprietary knowledge).

Section 12 - Administrative Communications

DFC and BIOFORM shall each appoint a minimum of one representative to serve as a contact person with the other company. The representatives will be kept informed of the fulfillment of the purchase and supply obligations of this Agreement and will communicate freely with one another regarding the Agreement objectives.

Section 13 - Termination

13.1	The Agreement may be terminated in the event DFC, or its subcontractor approved by BIOFORM, fails to provide PRODUCT according to the Specifications of Exhibit A or fails to maintain sufficient capacity in accordance with Section 5.3. In such event, BIOFORM shall first give DFC written notice of any default and allow a period of sixty (60) days for corrective action. If, after such notice and elapse of time, DFC is unwilling or unable to correct the default, BIOFORM may terminate this Agreement unilaterally, without further notice. In the event of any other material default in the performance of this, agreement, and if such default is not fully acted upon and/or corrected within sixty (60) days after receipt by the defaulting party of written notice from the other party with respect to such default, then the other party shall have the right to terminate this Agreement at any time after such notice of default and elapse of time.

13.2	Either party may terminate this Agreement if, at any time, the other party shall file in any court pursuant to any statute of the United States or of any individual state or foreign country, a petition in bankruptcy or insolvency or for reorganization in bankruptcy or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets, or otherwise becomes unable to satisfy its financial obligation within the normal course of business, or if the other party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and, such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other party shall propose or be a party to any dissolution, or if the other party shall make an assignment for the benefit of creditors.

13.3	Termination of this Agreement shall be without prejudice to the right of DFC to receive payment for all costs of PRODUCT sold and delivered to BIOFORM as of the date of termination / as well as the cost of reserve inventory of PRODUCT delivered to BIOFORM, and other billable unpaid PRODUCT costs as of the date of termination.

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Section 14 - Miscellaneous

14.1	This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and cancels any prior agreements, understandings, promises and representations made by any party to the others concerning the subject matter hereof and the terms applicable hereto. This Agreement may not be amended or modified except by an instrument in writing signed by duly authorized representatives of all parties hereto.

14.2	No waiver of any right under this Agreement shall be deemed effective unless contained in a writing signed by the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Agreement.

14.3	Section headings contained in this Agreement are included for convenience only and form no part of the agreement between the parties.

14.4	All notices, reports, and other communications-required under this Agreement shall be in writing and shall be sent by certified or registered mail, return receipt requested, or via facsimile (telecopier or electronic mail with return receipt requested) or hand-delivered to the respective party at the address stated below:

DENTSPLY FRIADENT CERAMED

12860 West Cedar Drive, Suite 110

Lakewood, CO 80228

with a copy to:

DENTSPLY International Inc.

Susquehanna Commerce Center

221 West Philadelphia Street

York, PA 17405-0872

Attention: Secretary

BIOFORM MEDICAL, INC.

4133 Courtney Rd. #10

Franksville, WI, 53404

Attention: Vice President and General Manager of Operations

With a copy to:

BIOFORM MEDICAL, INC.

1875 South Grant Street

Suite 110

San Mateo, CA 94402

Attention: Steven L. Basta

or to such other address as any party may specify by notice to the other.

14.5	A party’s performance of its obligations hereunder shall be excused by foreseeable or unforeseeable war, acts of terror, acts of treason, riots, civil insurrection, strikes, work stoppages, lockouts, natural disasters, severe weather, acts of God, or any other cause beyond such party’s reasonable control and which reason or event could not have been reasonably avoided, and which wholly or partially interferes with and/or prevents such party’s performance of its obligations. The party suffering such occurrence shall immediately notify the other and any time for performance hereunder shall be extended by the actual time of delay caused by such occurrence.

14.6	This Agreement sets forth the full and complete agreement of the parties hereto. The attached Exhibits A and B are incorporated herein by this reference.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

CERAMED DENTAL, LLC
dba DENTSPLY Friadent CeraMed

By:	illegible
Name:	illegible
Its:	VP: General Manager

BIOFORM MEDICAL, INC.

By:	/s/ Steven L. Basta
Steven L. Basta
Its:	President and CEO

EXHIBIT A

PRODUCT SPECIFICATIONS

[****]

4 pages attached to the Supply Agreement dated as of May 2, 2005 between BioForm

Medical Inc. and Dentsply Friadent CeraMed

****	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BioForm Medical, Inc.: Specification, Inspection and Storage Procedures

Title			Specification/Revision
Hydroxylapatite (Small) Incoming Inspection Procedures			[****]
Locations(s) Affected	Originator	Proofed By	Date
Franksville	[****]	[****]	7/24/07
	Distribution		Replaces SOP #
	C,F,G,M		[****]

1.0	Purpose

1.1	To define the specification for [****] Hydroxylapatite specific to BioForm Medical, Inc.

2.0	Description

2.1	BioForm Medical, Inc. P/N [****]

2.2	Material

2.2.1	This component is Hydroxylapatite (HA) - CaHA [****].

2.3	Alternative Title(s)

2.3.1	The alternative title for Hydroxylapatite could be Calcium Hydroxylapatite, Hydroxylapatite, Calcium Hydroxylapatite or Tribasic Calcium Phosphate.

3.0	Physical/Chemical Properties

3.1	Appearance

3.1.1	A free flowing [****] in [****].

3.2	Identification

3.2.1	[****] Ratio

3.2.1.1	An [****] to [****] of [****].

3.2.2	[****]

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3.2.2.1	The [****] should exhibit [****] and [****] at [****] and [****] respectively, [****] at [****] and [****] at [****], and [****] and an absence of transitions indicative of [****].

3.2.3	[****] and [****]

3.2.3.1	An [****] with principal peaks in accord with [****]. Analysis determines that measured Calcium Hydroxylapatite [****] to [****] (with no more than a [****] sigma ([****]) measurement error). No evidence is found of other [****] greater than [****] (with no more than a [****] measurement error). No evidence of substantial [****].

3.2.4	Material [****]

3.2.4.1	Particle [****]

3.3	Particle [****]

3.3.1	Incoming material (as certified from Vendor)

3.3.1.1	[****] shall be [****]

3.3.1.2	No more than [****]

3.3.1.3	No more than [****]

3.3.2	After [****] of incoming material at BioForm

3.3.2.1	Less than [****].

3.3.2.2	Less than [****].

3.3.2.3	[****] of incoming material shall occur per SOP [****] until [****] listed are met.

3.4	Particle [****]

3.4.1	Average [****].

3.5	[****]

3.5.1	[****]

3.6	[****]

3.6.1	[****]
[****]
[****]
[****]
[****]

3.7	[****]

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3.7.1	For [****]

3.7.1.1	If [****], it is acceptable.

3.7.1.2	If [****] specification listed in section 3.7.1.1, process per SOP [****] and verify [****] attains level specified above.

4.0	Certificate of Compliance/Analysis and Incoming Tests

4.1	A Certificate of Compliance must precede or accompany the shipment.

4.1.1	The Certificate of Compliance must reference the appropriate Purchase Order number, component specification, and/or drawing for material and/or [****] compliance unless otherwise listed in Sections 4.2 and 4.3.

4.2	The certification must also contain the following:

4.2.1	BioForm Medical, Inc. Part Number or Manufacturing Vendor’s Part Number ([****])

4.2.2	Manufacturing Vendor’s Lot Number

4.2.3	Quantity of Material Shipped

4.2.4	Date, (Month & Year) of Component Manufacture (Can be contained in lot number)

4.3	The certificate must list the following specified properties and test results for each vendor lot:

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

4.4	The following properties will be [****] BioForm Medical, Inc. upon receipt and must have acceptable levels per the criteria set in Section 3.0:

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

•	[****]

4.5	The following properties will be tested at BioForm Medical, Inc. upon receipt (tested against the criteria set in Section 3.0 and for reference purposes only; prior to [****]:

•	[****] (test product based on [****] criteria)

•	[****]

****	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.6	The following properties will be tested at BioForm Medical, Inc. upon completion of the [****], and must have acceptable levels per the criteria set in Section 3.0:

•	[****]

•	[****]

•	[****]

5.0	Acceptance Criteria

5.1	All properties must be acceptable (at appropriate time tested) per criteria set in Section 3.0.

5.2	Any non-conformance to this specification may be cause for rejection. Specification results of in house and outside testing as well as the Certificate of Analysis and Special Requirements will be recorded on form [****].

6.0	Special Requirements

6.1	Packaging

6.1.1	Appropriately [****] to be securely [****].

6.1.2	Protectively package in double or reinforced shipping boxes to prevent damage during shipping. No evidence of package or container damage during shipping. No more than [****] container and no more than [****], per shipping box. Containers must be provided with sufficient packing around them to provide cushion and prevent major movement of containers.

6.2	Marking

6.2.1	The outer package label will contain the BioForm Medical, Inc. Purchase Order Number. Each container must be clearly marked with the following information:

•	Material Name

•	Vendor Name

•	Vendor Lot Number

•	Net Weight

•	BioForm Medical, Inc. Part Number

6.3	Other

6.3.1	The vendor must minimize the number of vendor lots shipped per order.

6.3.2	The vendor may not change process, materials, or test requirements without 60-day prior written agreement.

6.3.3	The vendor must have a Master Device File and allow access to the FDA.

7.0	General Requirements

7.1	Packaging

7.1.1	BioForm’s purchase order number is to be on the outside of the shipping container.

****	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The remaining sections of this document contain confidential material and are intended for internal use only. Unauthorized duplication or distribution is prohibited.

EXHIBIT B

PRODUCT PRICING

Attached to the Supply Agreement dated as of May 2, 2005 between BioForm Medical

Inc. and Dentsply Friadent CeraMed

The following Calcium Hydroxyapatite (CaHA) Product Prices [****].

[****]

[****]

[****]

[****]

[****]

****	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

FIRST AMENDMENT AND AGREEMENT

BY AND AMONG BIOFORM MEDICAL, INC.

AND THE TULSA DENTAL SPECIALTIES DIVISION OF

DENTSPLY INTERNATIONAL INC.

THIS FIRST AMENDMENT AND AGREEMENT (“First Amendment”) is made to be effective as of the 17th of September, 2007, by and between BioForm Medical, Inc., a Delaware corporation (“BioForm”) and CeraMed Dental L.L.C., a Delaware limited liability company and wholly owned subsidiary of Dentsply International Inc. (“Dentsply”), a Delaware corporation, doing business as Tulsa Dental Specialties.

WITNESSETH:

WHEREAS, BioForm and Dentsply’s former Friadent CeraMed division (“DFC”) are parties to a certain Supply Agreement (the “Supply Agreement”) with an effective date of May 2, 2005;

WHEREAS, DFC has merged its operations with another Dentsply division, becoming Tulsa Dental Specialties (“TDS”), which is a wholly owned subsidiary of Dentsply;

WHEREAS, Dentsply desires to assign the Supply Agreement, including all amendments, to TDS, substituting TDS for DFC as the contracting party to the Supply Agreement;

WHEREAS, BioForm agrees and desires to allow Dentsply to assign the Supply Agreement to TDS, and to substitute TDS for DFC as the contracting party to the Supply Agreement; and

WHEREAS, BioForm and TDS desire hereby to amend further the Supply Agreement as provided and contained herein;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, BioForm and TDS intending to be legally bound, hereby understand and agree as follows:

1.	The Supply Agreement is hereby assigned to TDS, and TDS is hereby substituted as the contracting party for the Supply Agreement, with all benefits and obligations thereunder.

2.	Section 2.1 of the Supply Agreement is hereby amended to read as follows:

This Agreement shall be in effect for the period commencing on the EFFECTIVE DATE through and including May 1, 2010.

3.	Section 4.1 of the Supply Agreement is hereby amended to include the following statement:

TDS will maintain all operations, equipment, facility space, and personnel needed to produce forecasted quantities of PRODUCT (as defined in the Supply Agreement) and will ship to BioForm PRODUCT manufactured at its current

Lakewood, Colorado facility until such time as BioForm has received FDA clearance to use PRODUCT manufactured in Dentsply’s York, Pennsylvania facility. BioForm agrees to use its best efforts to obtain such FDA clearance as soon as possible, and BioForm and TDS mutually agree to work together to obtain such FDA clearance for use of PRODUCT produced at the York facility as a component in the production of BioForm’s soft tissue augmentation product.

4. The amendments contained in this First Amendment are the only amendments to the terms and conditions of the Supply Agreement. All other terms and conditions of the Supply Agreement remain as previously agreed to by the parties.

IN WITNESS WHEREOF, each of the parties hereto, intending to be legally bound hereby, have caused this First Amendment to be executed by the undersigned duly authorized officers as of the effective date hereof.

BIOFORM Medical, Inc.

By:	/s/ Steven L. Basta
Name:	Steven L. Basta
Title:	President & CEO

DENTSPLY International Inc.
Tulsa Dental Specialties Division

By:	/s/ William E. Newell
Name:	William E. Newell
Title:	Vice President and General Manager

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